Exhibit 21.1

Subsidiaries

Subsidiary	d/b/a	Jurisdiction

2016 JV Property Holdings, LLC		Delaware
2016 MHC, LLC		Delaware
All Stor Asheville, LLC		Delaware
All Stor Carolina Beach, LLC		Delaware
All Stor Durham, LLC		Delaware
All Stor Indian Trail, LLC		Delaware
All Stor MH		Delaware
All Stor NC, LLC		Delaware
All Stor Prospect, LLC		Delaware
All Stor Swansboro, LLC		Delaware
All Stor Swansboro II, LLC		Delaware
Allen Storage Partners LLC	StoreMore Self Storage	Texas
American Mini Storage-San Antonio, LLC		Delaware
Banning Storage, LLC	StoreMore Self Storage	Nevada
Bend-Eugene Storage, LLC		Oregon
Big Bend Xpress Holdings, LLC		Florida
Big Bend Xpress Storage, LLC		Florida
Bishop Road Mini Storage, LLC		Washington
Broadway Storage Solutions, L.L.C.		Arizona
Buck Investors, LP		Pennsylvania
Bullhead Freedom Storage, L.L.C.	StoreMore Self Storage; Freedom Storage	Arizona
Chelmsford, LLC		Delaware
Corona Universal Self Storage, a California Limited Partnership		California
Eagle Bow Wakefield, LLC	Eagle Storage	Delaware
Eastpointe Storage, LLC		Delaware
Fletcher Heights Storage Solutions, L.L.C.		Arizona
Fontana Universal Self Storage, a California Limited Partnership		California
Forest Grove Mini Storage, LLC		Oregon
Forney Storage Partners LLC	StoreMore Self Storage	Texas
GAK, LLC	Cypress Mini Storage	California
Grand Prairie Storage Partners LLC	StoreMore Self Storage	Texas
Great American Storage Partners, LLC	Great America Storage	Delaware
Gresham Storage, LLC		Oregon
Hesperia Universal Self Storage, a California Limited Partnership		California
Hide Away SPE, LLC		Delaware
Hide Away Storage Holdings, LLC		Delaware
Highway 97 Mini Storage, LLC		Oregon
Highway 99 Mini Storage, LLC		Oregon
ICDC II, LLC		Oregon
iStorage JV, LLC		Delaware
iStorage JV Bridgewater, LLC		Delaware
iStorage JV DuPont Highway, LLC		Delaware
iStorage JV Hickman Road, LLC		Delaware
iStorage JV Rancho Cordova, LLC		Delaware
iStorage JV Ridge Road, LLC		Delaware
iStorage JV Sunrise Monier, LLC		Delaware
iStorage Mezz, LLC		Delaware
iStorage PO, LLC		Delaware
iStorage TRS JV, LLC		Delaware
Keepers Storage, LLC		Washington
Lewisville Storage LLC		Washington

Loma Linda Universal Self Storage, a California Limited Partnership		California
Madison Brookhaven, LLC		Delaware
Madison Eagle Drive, LLC		Delaware
Mini I, Limited		California
Moove In Partners-Lancaster, L.P.		Pennsylvania
Moove-in of New Jersey, LLC		Wyoming
Moovein Properties II, LLC		Wyoming
Moovein, LLC		Wyoming
Murphy Storage Partners LLC	StoreMore Self Storage	Texas
National Storage Affiliates Management Company, LLC		Delaware
National Storage Insurance Solutions, Inc.		Delaware
Northwest II Chief Manager, LLC		Delaware
NSA Acquisition Holdings, LLC		Delaware
NSA All Stor, LLC		Delaware
NSA All Stor Chief Manager, LLC		Delaware
NSA Americor Holdings, LLC		Delaware
NSA Buck GP, LLC		Delaware
NSA BV DR, LLC		Delaware
NSA Colton DR GP, LLC	A-1 Self Storage; StorAmerica Arcadia; El Camino Self Storage; All American Self Storage	Delaware
NSA Colton DR, LLC	Plano Self Storage; Crown Valley Self Storage; Paramount Self Storage; StorAmerica Duarte	Delaware
NSA Fanning Springs, LLC		Delaware
NSA GSC DR GP, LLC	Irvine Self Storage	Delaware
NSA GSC DR, LLC	StorAmerica Palm Springs I; Carlsbad Airport Self Storage; StorAmerica Indio	Delaware
NSA HHF JV, LLC		Delaware
NSA HHF JV Tennessee Holdco, LLC		Delaware
NSA HHF Member, LLC		Delaware
NSA HHF Non-Member Manager, LLC		Delaware
NSA HHF TRS, LLC		Delaware
NSA iStorage Member, LLC		Delaware
NSA iStorage TRS Member, LLC		Delaware
NSA Lancaster GP, LLC		Delaware
NSA MGMT CO GP, LLC		Delaware
NSA Northwest CMBS II, LLC		Delaware
NSA Northwest Holdings II, LLC	Old Mill Self Storage; AllStar Storage; A-1 Westside Storage	Delaware
NSA Northwest Holdings, LLC		Delaware
NSA OP, LP		Delaware
NSA OV PM, LLC		Delaware
NSA PM, LLC		Delaware
NSA Property Holdings, LLC		Delaware
NSA SecurCare CMBS I, LLC		Delaware
NSA SecurCare Holdings, LLC		Delaware
NSA Security Storage, LLC	NSA Security, LLC	Delaware
NSA SS PM, LLC		Delaware
NSA Storage Solutions, LLC		Delaware
NSA TRS, LLC		Delaware
NSA Tustin Gateway GP, LLC		Delaware
NSA Universal DR, LLC		Delaware
NSA Villages Storage GP, LLC		Delaware
NSA-C Holdings, LLC	StorAmerica Hawaiian Gardens; StorAmerica Victorville-2; Statewide Storage; Country Club Self Storage	Delaware
NSA-Colton Holdings, LLC		Delaware

NSA-G Holdings, LLC	StorAmerica Montclair; Allsafe Freeway Storage; Leave It/Lock It Self Storage; StorAmerica Ontario; StorAmerica Palm Desert; StorAmerica Oceanside; StorAmerica Victorville	Delaware
NSA-GSC Colton Holdings, LLC		Delaware
NSA-GSC Holdings, LLC		Delaware
NSA-Northwest II, LLC		Delaware
NSA-Optivest Acquisition Holdings, LLC	StoreMore Self Storage; Fort Mohave Storage	Delaware
NSA-Optivest, LLC		Delaware
NSA-SecurCare Acquisition Holdings, LLC		Delaware
NSA-SecurCare, LLC		Delaware
NWSS Stor Rite LLC		Oregon
Oklahoma Self Storage GP, LLC		Delaware
Oklahoma Self Storage LP	SecurCare Self Storage	Colorado
Optivest Storage Partners of Austin, LLC	StoreMore Self Storage	Texas
PCB South, LLC		Florida
Rev Smart, L.P.		Florida
Safegard Mini Storage, LLC		Oregon
SAG Arcadia, LP		California
SAP-II YSI #1,LLC		Delaware
SecurCare American Portfolio, LLC		Delaware
SecurCare American Properties II, LLC		Delaware
SecurCare Colorado III, LLC	SecurCare Self Storage	Delaware
SecurCare Fayetteville I, LLC		Delaware
SecurCare Moreno Valley, LLC		Delaware
SecurCare Moveit McAllen, LLC	Move It Self Storage	Delaware
SecurCare Oklahoma I, LLC	SecurCare Self Storage	Delaware
SecurCare Oklahoma II, LLC	SecurCare Self Storage	Delaware
SecurCare Portfolio Holdings, LLC		Delaware
SecurCare Properties I, LLC	SecurCare Self Storage	Delaware
SecurCare Properties II R, LLC	SecurCare Self Storage	Delaware
SecurCare Properties II, LLC	SecurCare Self Storage	Delaware
SecurCare Value Properties R, LLC	SecurCare Self Storage	Delaware
Series Americor Insurance Company, a series of Endeavor Assurance Company, LLC		Delaware
Shreve Storage Equities, L.L.C.		Louisiana
Simply Storage Caguas, LLC		Louisiana
Simply Storage Clarksville, LLC		Delaware
Simply Storage Franklin, LLC		Delaware
Simply Storage Gallatin, LLC		Delaware
Simply Storage Harrah Drive, LLC		Delaware
Simply Storage Hendersonville, LLC		Delaware
Simply Storage Hermitage, LLC		Delaware
Simply Storage Maddox Simpson Parkway, LLC		Delaware
Simply Storage Mezz, LLC		Delaware
Simply Storage Partners REIT II LLC		Delaware
Simply Storage Quarry Loop Road, LLC		Delaware
Simply Storage White House, LLC		Delaware
Southern Self Storage, LLC		Florida
Southern Self Storage of Arizona, LLC		Arizona
Southern Self Storage of Florida, LLC		Florida
Southern Self Storage of Grayton, LLC		Florida
Southern Self Storage of PCB, LLC		Florida
Southern Self Storage of Pensacola, LLC		Florida
Springfield Mini Storage, LLC		Oregon
Square Foot Springhill, LLC		Ohio
SS 22195 Timberlake Road, LLC		Delaware
SS 8117 Timberlake Road, LLC		Delaware
SS Bayport, LLC		Delaware

SS Beeline, LLC	Delaware
SS Billy Williamson Drive, LLC	Delaware
SS Bloomfield, LLC	Delaware
SS Blue Ash, LLC	Delaware
SS Brighton MA, LLC	Delaware
SS Brookside, LLC	Delaware
SS Catano, LLC	Delaware
SS Chevoit, LLC	Delaware
SS Cleveland Heights, LLC	Delaware
SS Cliffwood, LLC	Delaware
SS Deerfield, LLC	Delaware
SS Detroit, LLC	Delaware
SS Downtown Tulsa, LLC	Delaware
SS Eastpointe II, LLC	Delaware
SS Ferndale, LLC	Delaware
SS Fields Ertel, LLC	Delaware
SS Forest Park, LLC	Delaware
SS Fort Walton Beal Parkway, LLC	Delaware
SS Fort Walton Harrelson Drive, LLC	Delaware
SS Glenview, LLC	Delaware
SS Greensville, LLC	Delaware
SS Guaynabo, LLC	Delaware
SS Hall Road, LLC	Delaware
SS Hargrove Drive, LLC	Delaware
SS Hiawatha II, LLC	Delaware
SS Highland Park, LLC	Delaware
SS Highway 150, LLC	Delaware
SS Highway 280, LLC	Delaware
SS Hingham, LLC	Delaware
SS Hoffman Estates, LLC	Delaware
SS Huber Heights, LLC	Delaware
SS Ivy Hill, LLC	Delaware
SS Ivy Hill, LP	Pennsylvania
SS Kettering, LLC	Delaware
SS Kingsland, LLC	Delaware
SS Lakeside Drive, LLC	Delaware
SS Lincoln Park, LLC	Delaware
SS Macon Road, LLC	Delaware
SS MAMNOH, LLC	Delaware
SS Mezz, LLC	Delaware
SS Michigan, LLC	Delaware
SS Midtown Tulsa, LLC	Delaware
SS Millville, LLC	Delaware
SS Minnesota II, LLC	Delaware
SS MITX, LLC	Delaware
SS MNMI, LLC	Delaware
SS MNRI, LLC	Delaware
SS Moellering, LLC	Delaware
SS North Bend, LLC	Delaware
SS North Fort Myers, LLC	Delaware
SS Norwood, LLC	Delaware
SS Palm City, LLC	Delaware
SS Peake Road, LLC	Delaware
SS Ponce, LLC	Delaware
SS Reading, LLC	Delaware
SS Riverside Drive, LLC	Delaware
SS San Juan, LLC	Delaware
SS Sheridan, LLC	Delaware

SS South Amherst, LLC		Delaware
SS South Euclid, LLC		Delaware
SS Storage Court, LLC		Delaware
SS Titusville Access, LLC		Delaware
SS Toa Baja, LLC		Delaware
SS Trinity Church, LLC		Delaware
SS Ward and Citation, LLC		Delaware
SS West Point, LLC		Delaware
SS Whitesville Road, LLC		Delaware
SS Williamstown, LLC		Delaware
SS Yale, LLC		Delaware
Storage Management and Leasing Co. LLC		Florida
Storage Management and Repair Co., LLC		Florida
StoreMore Self Storage-Pecos Road, LLC	StoreMore Self Storage	Delaware
Supreme Storage, LLC		Oregon
Terrell Storage Partners, LLC	StoreMore Self Storage	Texas
Town Center Self Storage, LLC		Colorado
Troutdale Mini Storage, LLC		Oregon
Tustin Gateway LP		California
Universal Self Storage Hesperia LLC, a California limited liability company		California
Universal Self Storage Highland, a California Limited Partnership		California
Universal Self Storage San Bernardino LLC, a California limited liability company		California
Upland Universal Self Storage, a California Limited Partnership		California
Villages Storage Partners, Ltd.		Florida
Washington Murrieta II, LLC	StorAmerica Scottsdale	California
Washington Murrieta III, LLC	StorAmerica Phoenix 24th	Arizona
Washington Murrieta IV, LLC	StorAmerica Phoenix 52nd	California
WCAL, LLC	StoreMore Self Storage	Texas